UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(RULE 14a-101)
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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Apco Argentina Inc.

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APCO ARGENTINA INC.
Care of Maples Corporate Services Limited, Post Office Box 309, Ugland House,
Grand Cayman, KY1-1104, Cayman Islands

NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS
To Be Held July 14, 2008

TO THE HOLDERS OF ORDINARY SHARES:

NOTICE IS HEREBY GIVEN that the annual general meeting of shareholders of Apco Argentina Inc. (the “Company”) will be held on July 14, 2008, at 1:00 p.m. Central time, 26th Floor Board Room, at One Williams Center, Tulsa, Oklahoma 74172, for the following purposes:

(1) To re-elect Keith E. Bailey and Ralph A. Hill as directors of the Company;

(2) To approve the selection of Ernst & Young LLP as the independent registered public accounting firm of the Company for 2008; and

(3) To consider and act upon such other matters as may properly come before the annual general meeting or any adjournment thereof.

The board of directors has fixed the close of business on June 4, 2008, as the record date for the determination of shareholders entitled to notice of and to vote at the annual general meeting or any adjournment thereof.

By order of the board of directors

Brian K. Shore,
Secretary

June 16, 2008

IMPORTANT — YOUR PROXY IS ENCLOSED

Even if you intend to be present at the annual general meeting, please sign, date, and return the accompanying proxy promptly to the address indicated on such proxy so that your shares may be represented and voted at the meeting. A return envelope is enclosed for this purpose.

LEGAL NOTICE:  each holder of ordinary shares is entitled to attend and vote at the annual general meeting hereby called and to appoint any proxies (that need not also be members) to attend and vote in their stead.

i

APCO ARGENTINA INC.
Care of Maples Corporate Services Limited, Post Office Box 309, Ugland House,
Grand Cayman, KY1-1104, Cayman Islands

PROXY STATEMENT FOR THE ANNUAL GENERAL MEETING OF
SHAREHOLDERS
TO BE HELD JULY 14, 2008

This proxy statement is furnished by Apco Argentina Inc. (the “Company”) in connection with the solicitation of proxies by our board of directors to be voted at our 2008 annual general meeting of shareholders to be held at the time and place and for the purposes set forth in the foregoing Notice of Annual General Meeting of Shareholders and at any and all adjournments of said meeting. This Proxy Statement and accompanying proxy were first mailed to shareholders on or about June 17, 2008.

SOLICITATION AND REVOCATION OF PROXIES AND VOTING

Properly executed proxies in the accompanying form, received in due time and not previously revoked, will be voted at the annual general meeting or any adjournment thereof as specified therein by the person giving the proxy, but if no specification is made, the shares represented by proxy will be voted as recommended by our board of directors and audit committee. Execution and return of the proxy will not in any way affect a shareholder’s right to attend the annual general meeting and to vote in person or to appoint any other person as his or its proxy. A shareholder submitting a proxy has the power to revoke it at any time before it is exercised. The proxy may be revoked prior to its exercise by delivering written notice of revocation to our corporate secretary, by executing a later dated proxy, or by attending the meeting and voting in person.

The expenses of this proxy solicitation, including the cost of preparing and mailing the proxy statement and proxy, will be paid by us. Such expenses may also include the charges and expenses of banks, brokerage firms and other custodians, nominees or fiduciaries for forwarding proxies and proxy material to beneficial owners of our ordinary shares. We expect to solicit proxies primarily by mail, but our directors, officers, employees, and agents may also solicit proxies in person or by telephone or by other electronic means. In addition, we have retained Morrow & Co., LLC to assist in the solicitation of proxies for which we expect to pay an estimated $2,000 in fees, plus expenses and disbursements.

The presence, in person or by proxy, of a majority of the outstanding ordinary shares entitled to vote at the annual general meeting shall constitute a quorum for the transaction of business. A quorum being present, all proposals to be voted on at the annual general meeting will be decided on a poll by a vote of the holders owning a majority of the ordinary shares unless the proposal relates to matters on which more than a majority vote is required under our memorandum of association, our articles of association, or the laws of the Cayman Islands, under whose laws we are incorporated.

With respect to each matter to be voted upon, a shareholder may: (a) vote for the matter, (b) vote against the matter, or (c) abstain from voting on the matter.

A proxy may indicate that all or a portion of the shares represented by such proxy are not being voted with respect to a particular matter. This could occur, for example, when a broker is not permitted to vote shares held in the broker’s name on certain matters in the absence of instructions from the beneficial owner of such shares. Such shares are considered present at the meeting when voted for other purposes and will count for purposes of determining the presence of a quorum. However, such nonvoted shares will not be included in the calculation of determining the outcome of any vote.

As a matter of policy, proxies and voting tabulations that identify individual shareholders are kept confidential unless disclosure is legally necessary. Such documents are only made available to those who process the proxy cards, tabulate the vote, and serve as inspectors of election and certain of our representatives responsible for the annual general meeting.

Only holders of our ordinary shares of record at the close of business on June 4, 2008, will be entitled to receive notice of and to vote at the annual general meeting. We had 29,441,240 ordinary shares outstanding on the record date and each share is entitled to one vote.

PROPOSAL 1

ELECTION OF DIRECTORS

Our articles of association provide for a board of directors of not less than three and not more than nine persons. The articles of association also provide that at each annual general meeting of shareholders one-third of the directors, or if their number is not three or a multiple of three, then the number nearest one-third, shall retire from office. The directors to retire in every year are those who have been longest in office since their last election and retiring directors are eligible to be re-elected as directors. Between persons who become directors on the same day those to retire are determined by lot unless they otherwise agree among themselves as to who will retire. Directors appointed by the board of directors to fill a vacancy or as an addition to the existing directors hold office until the next following annual meeting of shareholders and are not taken into account in determining the directors who are to retire by rotation as described above. Messrs. Keith E. Bailey, Ralph A. Hill, and John H. Williams were last elected as directors at the annual general meeting of shareholders held in 2005. Messrs. Robert J. LaFortune and Rodney J. Sailor were last elected as directors at the annual general meeting of shareholders held in 2006. Messrs. Bryan K. Guderian and Piero Ruffinengo were last elected as directors at the annual general meeting of shareholders held in 2007. The number of directors constituting the total number of board members is currently seven. The terms of two of Messrs. Keith E. Bailey, Ralph A. Hill, and John H. Williams will expire at the 2008 annual general meeting of shareholders. Messrs. Keith E. Bailey and Ralph A. Hill have agreed that their terms will expire at the 2008 annual general meeting of shareholders.

Messrs. Keith E. Bailey and Ralph A. Hill have been nominated to be re-elected as directors at the annual general meeting. Messrs. Bryan K. Guderian, Robert J. LaFortune, Piero Ruffinengo, Rodney J. Sailor, and John H. Williams will continue to serve as directors in accordance with their prior election.

The persons named as proxies in the accompanying proxy, who have been designated by the board of directors, intend to vote, unless otherwise instructed in such proxy, for the election of Messrs. Bailey and Hill. Should Messrs. Bailey and Hill become unable for any reason to stand for re-election as a director, the Company intends that the persons named in the proxy will vote for the election of such other person or persons as the board of directors may propose to replace such nominee. We know of no reason why Messrs. Bailey and Hill will be unavailable or unable to serve.

Our directors will be elected by an affirmative vote of a majority of the votes cast by holders of outstanding ordinary shares present in person or represented by proxy at the annual general meeting.

Nominees for Re-Election to the Board of Directors

Keith E. Bailey, 66

Mr. Bailey has served as a director of the Company since 2002. He has served as a director of AEGIS Insurance Services Inc. since 2001, as a director of Mark West Energy Partners, L.P. since 2005, and as a director of Integrys Energy Group, Inc. since February 2007. He served as a director of People’s Energy from 2005 to February 2007, when People’s Energy merged with Integrys Energy Group, Inc. He served as chairman of the board of directors and chief executive officer of The Williams Companies, Inc. (“Williams”) from 1994 to 2002, as president from 1992 to 1994 and as executive vice president from 1986 to 1992. Mr. Bailey previously served as a director of the Company from 1987 to 1998 and as the Company’s chairman of the board from 1992 to 1996. He served as a director of Petrolera Entre Lomas S.A. (“Petrolera”), from 1988 to 1999.

Ralph A. Hill, age 48

Mr. Hill has served as a director of the Company, chairman of the board of directors, and chief executive officer since 2002 and as senior vice president of the exploration and production unit of Williams since 1998. He was vice president of Williams’ exploration and production unit from 1993 to 1998 as well as senior vice president of Williams’ petroleum services group from 1998 to 2003. Mr. Hill has served as a director of Petrolera since 2003.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE RE-ELECTION OF EACH OF THE NOMINEES.

Members of the Board of Directors Continuing in Office

Bryan K. Guderian, age 48

Mr. Guderian has served as a director of the Company since 2002. He has served as vice president of the Tulsa region and international operations of the exploration and production unit of Williams since 2001 and served as vice president of that unit from 1998 to 2001. Mr. Guderian has served as a director of Petrolera since 2003.

Robert J. LaFortune, age 81

Mr. LaFortune has served as a director of the Company since 1998. He is self-employed and manages, evaluates, and analyzes personal investments. Mr. LaFortune is also a director of the Bank of Oklahoma Financial Corporation and serves on the credit committee of that company’s board of directors and formerly served on the audit committee. He is the former Mayor of the City of Tulsa and also served as a director of Williams from 1978 to 1999, including six years as chairman of the audit committee.

Piero Ruffinengo, age 63

Mr. Ruffinengo has served as a director of the Company since 2002. He has been engaged in the private practice of law in Salt Lake City, Utah since 1984. He served the Company as a consultant from 1984 through 1999. Mr. Ruffinengo has served as a director of Petrolera since 2004 and previously served as a director of that company from 2002 to 2003 and from the early 1970’s through 1999.

Rodney J. Sailor, age 49

Mr. Sailor has served as a director of the Company since 2006. He has served as vice president and treasurer of Williams since 2005, as a director of Williams Pipeline Partners GP LLC, the general partner of Williams Pipeline Partners L.P., since August 2007, and as a director of Williams Partners GP LLC, the general partner of Williams Partners L.P., since October 2007. Mr. Sailor served as assistant treasurer of Williams from 2001 to 2005 and was responsible for capital structuring and capital markets transactions, management of Williams’ liquidity position, and oversight of Williams’ balance sheet restructuring program. He served as vice president of strategic international development and Latin America for the former telecommunications business unit of Williams from 1999 to 2001. He held various positions at Williams involving international finance, corporate finance, strategic planning and development, and accounting from 1985 to 1999.

John H. Williams, age 89

Mr. Williams has served as a director of the Company since 1992. Mr. Williams is engaged in personal investments and has been for more than five years. He was chairman of the board and chief executive officer of Williams prior to retiring in 1978. Mr. Williams is a director of Unit Corporation and an honorary director of Willbros Group, Inc. and Williams. He formerly served as a director of Petrolera.

Identification and Business Experience of the Company’s Executive Officers

Our executive officers are elected by the board of directors and hold office until relieved of such office by action of the board. Information about Mr. Hill, our chairman of the board and chief executive officer, appears above. A description of our other executive officers is set forth below.

Thomas Bueno, age 56

Mr. Bueno has served as our president and chief operating officer since 2002. He served as controller and chief accounting officer from 1991 to 2005. Mr. Bueno served as a director of the Company from 1998 to 2002 and as general manager from 1999 to 2003. He has been employed by Williams since 1984 and has held various other positions with us since 1985. Mr. Bueno has served as a director of Petrolera since 1991.

Landy L. Fullmer, age 55

Mr. Fullmer has served as our chief financial officer since 2003 and as our chief accounting officer and controller since 2005. He has served as an accounting business partner for the exploration and production unit of Williams since June 2007. Mr. Fullmer served as the director of accounting and controller for the exploration and production unit of Williams from 1996 to May 2007.

CORPORATE GOVERNANCE

Board Meetings

The board of directors held seven meetings during 2007. No incumbent director attended fewer than 75 percent of the board and committee meetings held during a period of 2007 in which he was a director or committee member. Mr. John H. Williams presides over meetings at which only independent directors are present.

Director Attendance at Annual Meeting of Shareholders

It is our policy that members of the board of directors are expected to attend the annual general meeting, regular meetings of the board of directors, and regular meetings of the committees on which a director serves, in person, or telephonically when they are unable to attend in person. All seven of the then-current board members attended the 2007 annual general meeting.

Compensation of Directors

Directors who are employees of Williams or an affiliate of Williams receive no compensation for service on our board of directors. Through June 30, 2007, each non-management director received an annual retainer of $14,000 and an additional fee for attending board meetings of $1,000 per meeting. The annual retainer was paid in quarterly installments following the end of each calendar quarter and a non-management director had to be a board member during a given calendar quarter in order to be eligible to receive a quarterly payment for that quarter. Additionally, each non-management director who served on the audit committee or nominating committee received a $1,000 fee for attending each meeting of one of those committees, except that the chairmen received a fee of $2,000. All fees were paid in cash.

The board of directors has determined that it is more appropriate for compensation decisions affecting non-management directors to be made by all of the members of the board of directors. With respect to the board of director’s most recent review and modification of the compensation structure for non-management directors, the Company collected and analyzed competitive market data. Based on this data, our chief executive officer and president reviewed with the board of directors the current compensation structure for non-management directors and recommended changes to that structure.

Effective July 1, 2007, the board of directors modified the compensation structure for non-management directors. Under the modified compensation structure, directors receive a quarterly fee of $12,500 for board service. In addition, the chairman of the audit committee receives a quarterly fee of

$2,500 and the chairman of the nominating committee receives a quarterly fee of $1,250. Fees under the compensation structure effective July 1, 2007 are paid quarterly in arrears in cash. Directors are also reimbursed for reasonable out-of-pocket expenses incurred in attending meetings of the board of directors or committees thereof or otherwise by reason of their being a director.

For their service non-management directors received the following compensation in 2007:

	Fees Earned or	All Other
Name	Paid in Cash	Compensation	Total

Keith E. Bailey	$38,000	$0	$38,000
Robert J. LaFortune	$45,000	$0	$45,000
Piero Ruffinengo	$38,000	$0	$38,000
John H. Williams	$39,000	$0	$39,000

Board Committees

The board of directors has established a separately-designated standing audit committee in accordance with section 3(a)(58)(A) of the Securities Exchange Act of 1934 (the “Exchange Act”) and a standing nominating committee. The following indicates committee membership as of June 1, 2008.

	Audit Committee	Nominating Committee

Keith E. Bailey	X	X
Robert J. LaFortune	•
Piero Ruffinengo	X	X
John H. Williams	X	•

• = Chairperson

X = Committee Member

We are a “controlled company” as defined by the rules of the Nasdaq Stock Market (the “Nasdaq”) because a subsidiary of Williams owns approximately 69 percent of our ordinary shares. Therefore, we are not subject to the requirements of the Nasdaq that would otherwise require us to have (1) a majority of independent directors on the board, (2) a compensation committee composed solely of independent directors, (3) a nominating committee composed solely of independent directors, (4) compensation of executive officers determined by a majority of the independent directors or a compensation committee composed solely of independent directors, and (5) director nominees selected, or recommended for the board’s selection, either by a majority of the independent directors or a nominating committee composed solely of independent directors. Notwithstanding the foregoing, the board of directors has established a nominating committee. The board of directors does not have a compensation committee or any other committees performing similar functions. Compensation decisions for our executive officers are made by Williams. Please read “Executive Compensation and Other Information — Compensation Discussion and Analysis” and “— Executive Compensation” below for more information. As previously mentioned, the board of directors has determined that it is more appropriate for compensation decisions affecting our directors who are not employees of Williams or an affiliate of Williams to be made by all of the members of the board of directors.

Information about Committees

Audit Committee

The board of directors has determined that each member of the audit committee meets the independence and other qualification requirements of the rules of the Nasdaq and that Messrs. Bailey and LaFortune each qualify as an “audit committee financial expert” as defined by the rules of U.S. Securities and Exchange Commission (the “SEC”). Biographical information for each of these persons is set forth above under the caption “Election of Directors — Nominees for Re-Election to the Board of Directors” and “— Members of the Board Continuing in Office.” The audit committee is governed by a written charter approved by the board of directors which is attached as Attachment B to this proxy statement. Please read “Certain Relationships and Related Transactions — Review, Approval or Ratification of Transactions with Related Persons,” “Report of the Audit Committee,” and “Selection of Independent Registered Public Accounting Firm — Principal Accountant Fees and Services” for more information about the audit committee. The audit committee held four meetings in 2007.

Nominating Committee

The nominating committee is governed by a written charter approved by the board of directors which is attached as Attachment A to this proxy statement. The nominating committee may identify candidates for director based on input from a number of sources, including members of the committee, other directors, shareholders, management, and third-party search firms. The qualifications of candidates for director are evaluated according to the criteria in the committee’s charter. While the nominating committee has the ability to consider candidates recommended by shareholders, it does not have a formal policy with respect to the submission or consideration of candidates recommended by such persons in light of our status as a controlled company under the rules of the Nasdaq. The nominating committee held one meeting in 2007.

Director Independence

The board of directors annually reviews the independence of directors and makes a determination that each director expected to be independent qualifies as an “independent director” as defined by the rules of the Nasdaq, including a determination that the director does not have a relationship, which, in the opinion of the board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities as director. The board of directors has determined that each of Messrs. Bailey, LaFortune, Ruffinengo, and Williams is an “independent director” under the current rules of the Nasdaq. The board of directors also considered the fact that Mr. Bailey serves as a director of Aegis Insurance Services Inc. (“Aegis”), which participates in the insurance coverage programs of Williams and certain of its affiliates, including the Company. The board of directors noted that because Mr. Bailey does not serve as an executive officer and is not a stockholder of Aegis, this relationship would not interfere with the exercise of independent judgment in carrying out responsibilities as a director. In addition, the board of directors has determined that each of these persons meets the heightened independence requirements of the Nasdaq for audit committee members. Although the board of directors does not require that members of the nominating committee be independent, the board of directors has determined that its current members are independent as defined by the rules of the Nasdaq. Messrs. Guderian, Hill, and Sailor, as employees of Williams, are not independent directors under these standards.

Communications with Directors

Shareholders wishing to communicate with the board of directors, individually or as a group, may do so by sending written communications addressed to them at Apco Argentina Inc., One Williams Center, Suite 4700, Tulsa, Oklahoma 74172, Attn: Corporate Secretary. The board of directors has instructed the secretary to collect and distribute such communications as appropriate. Communications relating to accounting, internal accounting controls, or auditing matters will be referred to the ethics and compliance officer and handled in accordance with the procedures for the receipt, retention, and treatment of such complaints or concerns established by the audit committee. Such complaints and concerns may also be submitted in writing to our ethics and compliance officer, Apco Argentina Inc., One Williams Center, MD 26-2, Tulsa, Oklahoma 74172 or by calling (918) 573-1616. The board of directors has directed that communications that relate to ordinary business matters that are not within the scope of the board’s duties are to be forwarded to the appropriate executive and that solicitations, junk mail, and obviously frivolous or inappropriate communications are not to be forwarded, but will be made available to any director who wishes to review them.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Compensation Discussion and Analysis

We are managed by the employees of Williams and all of our executive officers are employees of Williams. Our executive officers are compensated directly by Williams rather than by us. All decisions as to the compensation of our executive officers are made by Williams. Therefore, we do not have any policies or programs relating to compensation of our executive officers and we do not make any decisions relating to such compensation. A full discussion of the policies and programs of Williams is set forth in the proxy statement for Williams’ 2008 annual meeting of stockholders which is available on the SEC’s website at http://www.sec.gov and on Williams’ website at http://www.williams.com under the heading “Investors — SEC Filings.” Williams charges us, pursuant to an administrative services agreement, an annual flat fee for the services of Williams’ employees, other than Mr. Bueno, who dedicate a significant amount of time to our affairs. Williams also charges us, pursuant to the terms of the same agreement, a fee for Mr. Bueno’s services based on both his actual total compensation and an estimated percentage of his time that is dedicated to performing services for us. Please read “Certain Relationships and Related Transactions — Transactions with Related Persons — Administrative Services Agreement” and “— Review, Approval or Ratification of Transactions with Related Persons” for more information regarding this arrangement.

Executive Compensation

In 2007, we incurred an allocated charge of $140,511 for Mr. Bueno’s salary and $86,263 for his cash incentive bonus. In 2006, we incurred an allocated charge of $119,732 for Mr. Bueno’s salary and $74,542 for his cash incentive bonus. In 2005, we incurred an allocated charge of $111,138 for Mr. Bueno’s salary and $60,198 for his cash incentive bonus. Each year we also incur a charge for Mr. Bueno’s benefits, including without limitation his pension and welfare benefits, which charge is equal to approximately 33 percent of the allocated charge incurred by us for Mr. Bueno’s salary in that year. This benefits charge was $46,837 in 2007, $39,907 in 2006, and $36,676 in 2005.

Further information regarding the compensation of our principal executive officer, Ralph A. Hill, who also serves as a senior vice president of Williams, is set forth in the proxy statement for Williams’ 2008 annual meeting of stockholders which is available on the SEC’s website at http://www.sec.gov and on Williams’ website at http://www.williams.com under the heading “Investors — SEC Filings.” Further information regarding the portion of Mr. Hill’s compensation and that of Landy L. Fullmer, who serves as the chief financial officer, allocable to us may be found in this filing under the heading “Certain Relationships and Related Transactions — Transactions with Related Persons — Administrative Services Agreement.”

Compensation Committee Interlocks and Insider Participation

The board of directors does not maintain a compensation committee. Our executive officers during 2007 were employees of Williams and compensation decisions with respect to those individuals were determined by Williams.

Compensation Committee Report

The board of directors does not have a compensation committee. The board of directors has reviewed and discussed the Compensation Discussion and Analysis set forth above and based on this review and discussion has approved it for inclusion in this proxy statement.

The Board of Directors:
Keith E. Bailey, Bryan K. Guderian, Ralph A. Hill,
Robert J. LaFortune, Piero Ruffinengo,
Rodney J. Sailor, John H. Williams

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth the beneficial ownership of our ordinary shares that are owned, as of June 4, 2008, by:

•	each person known by us to be a beneficial owner of more than five percent of our ordinary shares;

•	each of our directors;

•	each of our named executive officers; and

•	all directors and executive officers as a group.

The amounts and percentage of securities beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. Under the rules of the SEC, a person is deemed to be a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of such security, or “investment power,” which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days. Under these rules, more than one person may be deemed a beneficial owner of the same securities and a person may be deemed a beneficial owner of securities as to which he has no economic interest.

Except as indicated by footnote, the persons named in the table below have sole voting and investment power with respect to all securities shown as beneficially owned by them, subject to community property laws where applicable.

	Number of
	Ordinary Shares		Percent of
Name of Beneficial Owner	Beneficially Owned		Class

The Williams Companies, Inc.	20,301,592	(1)(2)	68.96%
Williams Global Energy (Cayman) Limited	20,301,592	(2)	68.96
Lehman Brothers Holdings Inc.	2,616,000	(3)	8.9
Brown Advisory Holdings Incorporated	2,183,564	(4)	7.4
Keith E. Bailey	804		*
Thomas Bueno	—		*
Landy L. Fullmer	—		*
Bryan K. Guderian	4		*
Ralph A. Hill	4		*
Robert J. LaFortune	20		*
Piero Ruffinengo	4		*
Rodney J. Sailor	4		*
John H. Williams	40		*
All directors and executive officers as a group (9 persons)	880		*

*	Less than one percent.

(1)	Includes 20,301,592 ordinary shares held of record by Williams Global Energy (Cayman) Limited.

(2)	Williams Global Energy (Cayman) Limited (“Williams Global Energy”) is an indirect wholly-owned subsidiary of Williams International Company, which is a direct wholly-owned subsidiary of The Williams Companies, Inc. (“Williams”). As a result, Williams may be deemed to be the beneficial owner of the shares held by Williams Global Energy under the rules and regulations of the SEC. The address of both of these companies is One Williams Center, Tulsa, Oklahoma 74172.

(3)	According to a Schedule 13G/A, filed by Lehman Brothers Holdings Inc. (“Holdings”) with the SEC on February 13, 2008, Holdings may be deemed the beneficial owner of 2,616,000 ordinary shares owned by Lehman Brothers Inc. (“LBI”). LBI, a broker dealer, is a wholly owned subsidiary of Holdings. The address of LBI and Holdings is 745 Seventh Avenue, New York, New York 10019.

(4)	According to a Schedule 13G/A filed by Brown Advisory Holdings Incorporated (“BAHI”), Brown Advisory Securities, LLC (“Brown LLC”), and Brown Investment Advisory & Trust Company (“BIATC”), with the SEC on February 11, 2008, BAHI is a parent holding company of Brown LLC, a broker dealer, and BIATC, a bank. The Schedule 13G/A notes that clients of Brown LLC own 2,182,364 ordinary shares of the Company and have the right to receive, or the power to direct the receipt of, dividends from, or the proceeds from, the sale of such securities and clients of BIATC own 1,200 ordinary shares of the Company. The Schedule 13G/A further reports that BAHI has sole power to dispose or to direct the vote of 1,200 ordinary shares and shared power to dispose or to direct the disposition of 2,182,364 shares.

The following table sets forth, as of June 4, 2008, the number of shares of common stock of Williams beneficially owned by each of our directors and executive officers and by all such directors and executive officers as a group:

	Shares of Common
	Stock Owned	Shares Underlying
	Directly or	Options Exercisable		Percentage of
Name of Beneficial Owner	Indirectly(1)(2)	Within 60 Days(3)	Total	Class

Keith E. Bailey	31,848	0	31,848		*
Thomas Bueno	23,347	19,119	42,466		*
Landy L. Fullmer	4,280	33,513	37,793		*
Bryan K. Guderian	36,687	35,077	71,764		*
Ralph A. Hill	197,801	175,728	373,529		*
Robert J. LaFortune	57,937	0	57,937		*
Piero Ruffinengo	0	0	0		*
Rodney J. Sailor	34,322	43,155	77,477		*
John H. Williams	1,008,958	0	1,008,958		*
All directors and executive officers as a group (9 persons)	1,395,180	306,592	1,701,772		*

*	Less than one percent.

(1)	Includes shares held under the terms of incentive and investment plans as follows: Mr. Bueno, 7,097 shares in The Williams Companies Investment Plus Plan and 6,191 restricted stock units; Mr. Fullmer, 355 shares in The Williams Companies Investment Plus Plan and 3,925 restricted stock units; Mr. Guderian, 36,687 restricted stock units; Mr. Hill, 26,793 shares in The Williams Companies Investment Plus Plan and 156,513 restricted stock units; and Mr. Sailor, 6,151 shares in The Williams Companies Investment Plus Plan and 28,171 restricted stock units. Restricted stock units, formerly referred to as deferred stock, includes both time-based and performance-based units and do not have voting or investment power. Shares held in The Williams Companies Investment Plus Plan have voting and investment power.

(2)	Includes 992,010 shares held in trust by Mr. Williams; 30,108 shares held in trust by Mr. Bailey and 1,740 shares held in trust by his spouse; and 55,346 shares held in trust by Mr. LaFortune.

(3)	The shares indicated represent stock options granted under Williams’ current or previous stock option plans, which are currently exercisable or which will become exercisable within 60 days of June 4, 2008. Shares subject to options cannot be voted.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions with Related Persons

Administrative Services Agreement

Williams owns 69 percent of our ordinary shares. We incurred charges of $913,000, $699,000, and $597,000 in fiscal years 2007, 2006, and 2005, respectively, from Williams and its affiliates for management services, overhead allocation, general and administrative expenses (including the costs of compensating employees of Williams who allocate a portion of their time to managing our affairs), insurance, internal audit services, and purchases of materials and supplies. We incurred these charges pursuant to an administrative services agreement between us and Williams.

We are managed by employees of Williams and all of our executive officers, including Mr. Hill, our chairman of the board and chief executive officer, Mr. Fullmer, our chief financial officer and chief accounting officer, and Mr. Bueno, our president and chief operating officer, are employees of Williams who are compensated directly by Williams rather than by us. Pursuant to the administrative services agreement, Williams charges us an executive support charge, which charge is incurred by us primarily for the time spent by Messrs. Hill and Fullmer in managing our affairs. In 2005 and 2006, we paid an annual aggregate charge of $100,000 for the services of these persons. In 2007, we paid an annual aggregate charge of $150,000 for the services of these persons. In addition, Williams also charges us, pursuant to the terms of the same agreement, a fee for Mr. Bueno’s services based on both his actual total compensation and an estimated percentage of his time that is dedicated to performing services for us. Please read “Executive Compensation and Other Information — Executive Compensation” for further information regarding the amounts paid by us for Mr. Bueno’s services. We are also dependent upon Williams to cover certain other costs such as rent, reproduction, office supplies, computer support for which we reimburse Williams.

Accounts payable to Williams and its affiliates outstanding at December 31, 2007, December 31, 2006, and December 31, 2005 pursuant to the administrative services agreement were approximately $454,000, $308,000, and $817,000, respectively.

Northwest Argentina Corporation

We regularly collect revenues and pay cash calls on behalf of Northwest Argentina Corporation (“NWA”) with respect to NWA’s interest in an oil and gas concession located in Argentina, in which we and NWA each own a 1.5 percent interest. We are reimbursed with cash distributions we receive from the concession on behalf of NWA. For the period from January 1, 2007 through April 30, 2008, $501,000 was the largest aggregate amount for which we were indebted to NWA as a result of this arrangement. For the same period, $817,000 was the largest aggregate amount for which NWA was indebted to us. As of April 30, 2008, we were indebted to NWA for $501,000 as a result of this arrangement. NWA is a wholly owned subsidiary of Williams.

Review, Approval or Ratification of Transactions with Related Persons

The charter of the audit committee of our board of directors provides that the committee will review, on an ongoing basis and approve all related party transactions required to be disclosed pursuant to Item 404(a) of the SEC’s Regulation S-K (“Related Party Transactions”). The audit committee’s charter further provides that (i) the committee consider whether a Related Party Transaction is bona fide in our best interest and (ii) the members of the committee reviewing and taking action on a Related Party Transaction observe any relevant and applicable provisions of our articles of association and exercise the powers vested in them for the purpose in which they were conferred and not for a collateral purpose. The audit committee reviewed and approved each of the related party transactions discussed above, including the administrative services agreement and amendments to that agreement, the annual charges to us pursuant to the administrative services agreement, and the arrangement with NWA.

REPORT OF THE AUDIT COMMITTEE

The audit committee oversees the Company’s financial reporting process on behalf of the board of directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. The audit committee meets separately with management, internal auditors, and the independent auditors. The audit committee operates under a written charter approved by the board, a copy of which is attached to this proxy statement as Attachment B. The charter, among other things, provides that the audit committee has full authority to appoint and retain, oversee, evaluate and terminate when appropriate, the independent auditor. In this context, the audit committee:

•	reviewed and discussed the audited financial statements in the Company’s annual report on Form 10-K with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements;

•	reviewed with Ernst & Young LLP, the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality and acceptability of the Company’s accounting principles and such other matters as are required to be discussed with the audit committee under generally accepted auditing standards;

•	received the written disclosures and the letter required by standard No. 1 of the independence standards board (independence discussions with audit committees) provided to the audit committee by Ernst & Young LLP;

•	discussed with Ernst & Young LLP its independence from management and the Company and considered the compatibility of the provision of nonaudit services by the independent auditors with the auditors’ independence;

•	discussed with Ernst & Young LLP the matters required to be discussed by statement on auditing standards No. 61 (communications with audit committees), as amended;

•	discussed with the Company’s internal auditors and Ernst & Young LLP the overall scope and plans for their respective audits. The audit committee meets with the internal auditors and Ernst & Young LLP, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls and the overall quality of the Company’s financial reporting;

•	based on the foregoing reviews and discussions, recommended to the board of directors (and the board has approved) that the audited financial statements be included in the annual report on Form 10-K for the year ended December 31, 2007, for filing with the SEC; and

•	recommended, subject to shareholder approval, the selection of Ernst & Young LLP to serve as the Company’s independent auditors.

This report has been furnished by the members of the audit committee of the board of directors:

•	Robert J. LaFortune, chairman
•	Keith E. Bailey
•	Piero Ruffinengo
•	John H. Williams

March 6, 2008

The report of the audit committee in this proxy statement shall not be deemed incorporated by reference into any other filing by us under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such Acts.

PROPOSAL 2

SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The audit committee has appointed, subject to shareholder approval, the firm of Ernst & Young LLP (“E&Y”) as our independent registered public accounting firm for 2008. A representative of E&Y will be present at the annual general meeting and will be available to respond to appropriate questions. Although the audit firm has indicated that no statement will be made, an opportunity for a statement will be provided.

Principal Accountant Fees and Services

Fees for professional services provided by E&Y, our independent registered public accounting firm, for each of the last two fiscal years in each of the following categories are:

	2007	2006

Audit fees:	$273,000	$250,995
Audit-related Fees:	—	1,200
Tax fees:	—	—
All other fees:	3,000	—

Total	$276,000	$252,195

Audit fees consisted of professional services for the audit of our financial statements, the audit of our assessment of internal controls as required by Section 404 of the Sarbanes-Oxley Act of 2002, and review of financial statements included in quarterly reports on Form 10-Qs, or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements. Audit-related fees generally include fees for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements. More specifically, these services consisted principally of consultation concerning financial accounting and reporting standards. All other fees are fees for services that are not audit services, audit-related services, or services rendered for tax advice, compliance or planning. More specifically, these fees consisted of consultations concerning international business regulations.

The audit committee of our board of directors has established a policy regarding pre-approval of all audit and non-audit services provided by our independent registered public accounting firm. On an ongoing basis, our management presents specific projects and categories of service to the audit committee for which advance approval is requested. The audit committee reviews those requests and advises management if the audit committee approves the engagement. On a quarterly basis, management reports to the audit committee regarding the services rendered by, including the fees of, the independent accountant in the previous quarter and on a cumulative basis for the fiscal year. The audit committee may also delegate the ability to pre-approve permissible services, excluding services related to our internal control over financial reporting, to any two committee members, provided that any such pre-approvals are reported at a subsequent audit committee meeting. In 2006, 0 percent of audit-related services were approved by the audit committee pursuant to the de minimis exception of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. In 2007, 100 percent of the services reflected in the all other fees category above were approved pursuant to such an exception. The audit committee’s pre-approval policies and procedures with respect to services rendered by the independent registered public accounting firm are attached as Attachment C to this proxy statement.

Approval of this proposal requires an affirmative vote of a majority of the votes cast by holders of outstanding ordinary shares present in person or represented by proxy at the annual general meeting.

THE AUDIT COMMITTEE RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE PROPOSAL TO SELECT ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FOR 2008.

COPIES OF ANNUAL REPORTS ON FORM 10-K

Upon the written request of a shareholder, we will provide without charge a copy of our annual report on Form 10-K. Such requests should be directed to the Corporate Secretary, Apco Argentina Inc., One Williams Center, Suite 4700, Tulsa, Oklahoma, 74172. A copy of our annual report, which includes a copy of the annual report on Form 10-K, accompanies this proxy statement. The annual report is not incorporated by reference into this proxy statement.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our officers and directors and persons who own more than ten percent of our shares to file certain reports with the SEC and the Nasdaq concerning their beneficial ownership of our equity securities. SEC regulations also require that a copy of all such Section 16(a) forms filed must be furnished to us by the executive officers, directors, and greater than ten percent shareholders. Based on a review of the copies of such forms in our possession, and on written representations from certain reporting persons, we believe that during fiscal year 2007, all of our executive officers and directors and greater than ten percent owners filed the required reports on a timely basis under Section 16(a).

SHAREHOLDER PROPOSALS FOR 2009

Shareholder proposals intended for inclusion in our proxy statement for our 2009 annual general meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 must be directed to the Corporate Secretary, Apco Argentina Inc., One Williams Center, Suite 4700, Tulsa, Oklahoma, 74172 and must have been received by February 17, 2009. In order for proposals of shareholders made outside of Rule 14a-8 under the Exchange Act to be considered “timely” within the meaning of Rule 14a-4(c) under the Securities Exchange Act of 1934, such proposals must be received by the Corporate Secretary at the above address by May 3, 2009.

OTHER MATTERS

We know of no matters to be presented at the annual meeting other than those included in this notice. The enclosed proxy confers discretionary authority to take action with respect to any additional matters that may properly come before the meeting. Should any other matters arise, including adjourning the annual general meeting, the persons named in the accompanying proxy card intend to vote the proxy in accordance with their best judgment on such matters.

It is important that your shares be represented at the meeting regardless of the number of shares you hold. Whether or not you plan to attend, please sign, date, and return the enclosed proxy promptly. For your convenience, a return envelope is enclosed requiring no additional postage if mailed within the United States.

By Order of the Board of Directors

Brian K. Shore
Secretary

June 16, 2008

ATTACHMENT A

Apco Argentina Inc.
Nominating Committee Charter
(as adopted on June 30, 2004)

I. Purpose.  The purpose of the Nominating Committee (“Committee”) is to assist the Board of Directors (“Board”) of Apco Argentina Inc (“Company”) Board with the identification of individuals qualified to become members of the Board and recommend to the Board director candidates for election at the annual general meeting of shareholders.

II. Composition.  The Committee shall be comprised of three or more directors as determined by the Board. Committee members, including the chairman of the Committee, shall be appointed by the Board on an annual basis and may be removed by the Board.

III. Meetings.  The Committee shall meet as often as may be deemed necessary or appropriate by the Chairman and at such times and places and by such means as the Chairman shall determine and shall report regularly to the Board with respect to its activities. A majority of the members of the Committee shall constitute a quorum.

IV. Duties and Responsibilities.  Among its duties and responsibilities the Committee shall assist the Board with the identification of, and recommend to the Board, nominees to be submitted to the Company’s shareholders for election as directors at each annual general meeting of the shareholders and recommend to the Board the election of individuals to fill any vacancies occurring on the Board from time to time. Qualifications considered by the Committee in assessing director candidates include the following:

A. An understanding of business and financial affairs and the complexities of a business organization. Although a career in business is not essential, the nominee should have a proven record of competence and accomplishments through leadership in industry, education, the professions or government, and should be willing to maintain a committed relationship with the Company as a director;

B. A genuine interest in representing the shareholders and the interest of the Company overall;

C. A willingness and ability to spend the necessary time required to function effectively as a director;

D. An open-minded approach to matters and the resolve to independently analyze matters presented for consideration;

E. A reputation for honesty and integrity beyond question; and

A-1

F. Any other qualifications the Board or Committee deem relevant, including, but not limited to, requirements under law, regulation, or the Company’s Memorandum of Association and Articles of Association.

In addition, the Committee shall consider candidates in the context of the needs of the Board at the time and the Company’s status as a “controlled company” pursuant to the rules of the Nasdaq Stock Market, Inc.

The Committee shall also annually recommend to the Board persons to serve on committees of the Board.

V. Outside Advisors.  The Committee shall have the authority to engage independent counsel and other advisers, as the Committee determines necessary to carry out its duties and shall receive appropriate funding, as determined by the Committee, from the Company for payment of compensation to any such advisors.

A-2

ATTACHMENT B

Apco Argentina Inc.
Audit Committee Charter
(as adopted on September 28, 2007)

1. Purpose.  The purpose of the Audit Committee (the “Audit Committee”) is to represent and provide assistance to the Board of Directors (the “Board”) of Apco Argentina Inc. (the “Company”) in its oversight of the Company’s accounting and financial reporting processes and audits of the financial statements. In addition, the Committee’s purpose includes (a) preparing the report of the Committee to be included in the Company’s annual proxy statement as required by the rules of the U.S. Securities and Exchange Commission (the “SEC”); and (b) appointing and retaining the firm of independent public accountants with respect to the audit of the books and accounts of the Company and its subsidiaries.

2. Membership.  The Committee shall be comprised of three or more directors as determined by the Board. Audit Committee members, including the Chairman of the Committee, shall be appointed by the Board on an annual basis and may be removed by the Board. Each member of the Committee shall meet the independence, financial literacy, and other qualification requirements of The Nasdaq Stock Market, Inc. (“NASDAQ”). In addition, at least one member of the Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer, or other senior officer with financial oversight responsibilities.

3. Meetings.  The Committee shall meet at least four times per year at such times and places and by such means as the Chairman shall determine. The Committee shall periodically meet separately with management and the independent auditors. The Committee shall report regularly about its activities to the Board. A majority of the members of the Committee shall constitute a quorum.

4. Duties and Responsibilities.  Among its duties and responsibilities, the Committee shall:

a. Directly appoint and retain, subject to shareholder ratification, oversee the work of, and terminate when appropriate, the firm of independent public accountants with respect to the audit of the books and accounts of the Company and its subsidiaries for each fiscal year and have sole authority to approve all audit fees and terms in connection with the engagement of the independent public auditors, which shall report directly to the Committee.

b. Approve in advance all audit and legally permitted non-audit services, with exceptions provided for de minimis amounts under certain circumstances as described by law, to be provided by the independent auditors and establish policies and procedures for the engagement of the independent auditors to provide audit and legally permitted non-audit services.

c. Ensure receipt of the written statement from the independent auditors concerning any relationship between the auditor and the Company or any other relationships that may adversely affect the independence of the auditors, actively engage in a dialogue with the auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor, and take appropriate action to oversee the independence of the independent auditor.

d. At least annually, obtain and review a report by the independent auditors describing the firm’s internal quality-control procedures, any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental authorities, within the preceding five years, respecting one or more independent audits carried out by the firm and any steps taken to deal with any such issues.

e. Review with the independent auditors the scope of the audit and the results of the annual audit examination by the auditors, including any audit problems or difficulties and management’s response.

f. Discuss the annual audited financial statements and quarterly financial statements with management and the independent auditors, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

g. Review and approve, if necessary, service level agreements for internal audit services and any changes thereto.

h. Review the adequacy and effectiveness of the Company’s accounting and internal control policies and procedures through inquiry and discussions with the Company’s independent auditors, internal auditors, and management of the Company and review the adequacy and effectiveness of the Company’s disclosure controls and procedures.

i. Establish procedures for (i) the receipt, retention, treatment, processing, and resolution of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

j. Meet annually with legal counsel, and outside counsel when appropriate, to review legal and regulatory matters, including any matters that may have a material impact on the financial statements of the Company.

k. Direct preparation of and approve the Audit Committee Report required by the rules of the SEC to be included in the Company’s annual proxy statement.

l. Annually review and assess the adequacy of the Committee’s charter.

m. Review on an ongoing basis and approve all related party transactions required to be disclosed pursuant to SEC Regulation S-K, Item 404 (“Related Party Transactions”). The Committee shall consider whether a Related Party Transaction is bona fide in the best interest of the Company. In addition, the members of the Committee reviewing and taking action on a Related Party Transaction shall observe any relevant and applicable provisions of the Company’s Articles of Association and shall exercise the powers vested in them for the purpose in which they were conferred and not for a collateral purpose.

n. Discuss the Company’s earnings press releases and the Company’s policies with respect to earnings press releases (including any proposed changes in Company policies related to the foregoing).

5. Outside Advisors.  The Committee shall have the authority to engage independent counsel and other advisors, as the Committee determines necessary to carry out its duties.

6. Funding.  The Committee shall receive appropriate funding, as determined by the Committee, from the Company for payment of:

(a). Compensation of any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review, or attest services for the Company;

(b) Compensation to any advisors employed by the Committee under Section 5; and

(c) Ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

ATTACHMENT C

APCO Annual and Specific Pre-approval Procedures to Engage Independent Accountant

I. Introduction:

Under the Sarbanes-Oxley Act of 2002 (“Act”), the Audit Committee of the Board of Directors is required to pre-approve the audit and permissible non-audit services performed by the independent accountants. The Company will not use its independent accountant for any of the services prohibited by the Act or the rules of the Securities and Commission (“SEC”) or Public Company Accounting Oversight Board (“PCAOB”). It is the intent of the Audit Committee to maintain this procedure in a manner consistent with SEC rules and PCAOB rules and other relevant criteria as they may change from time to time. This procedure may be updated from time to time based on changes in such criteria, or otherwise as determined in the reasonable judgment of the Audit Committee.

II. Procedures:

A. General:

All services provided by the independent accountant will be subject to pre-approval by the Audit Committee. Requests to use the Company’s independent accountant for audit or non-audit services, and the related fees, will be approved by the Audit Committee before the commencement of such services.

The Audit Committee generally pre-approves most of the Audit services for the fiscal year (regardless of the year in which such services are performed) as part of its annual process for approving the independent auditor’s engagement, but the Audit Committee will separately pre-approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Company structure or other matters. For all other services, the Audit Committee will pre-approve the performance of such services under this procedure. The Appendices to this procedure describe such services that have been pre-approved by the Audit Committee as of the date of this procedure and all other services must be separately pre-approved by the Audit Committee.

B. Requests for Pre-Approval:

Requests for pre-approvals of permissible services, whether subject to ad hoc pre-approval or annual pre-approval of the types of services described on Appendix A, must (1) be accompanied by appropriate details (see template in Appendix B) of the particular services provided, (2) inform the Audit Committee about each service and (3) not result in the delegation of the Audit Committee’s authority with respect to pre-approvals to management. Monetary limits cannot be the only basis for approval as they do not meet criteria (1) and (2) above. Details referenced in (1) above must provide sufficient information to enable the Audit Committee to make a well-reasoned assessment of the impact of the service on the accountant’s independence.

For pre-approval requests relating to permissible tax services, the support for such services must be in written form and describe the: scope of the service; fee structure; any side letter or other amendment to the engagement letter; any compensation or similar arrangement between the independent accountants and any 3rd party promoting, marketing or recommending the transaction covered by the service.

Requests for services will be submitted to the General Auditor for consideration by the Audit Committee.

C. Term and Fees:

The term of approvals, including for services set forth on the Appendices, is 12 months from the date of approval, unless the Audit Committee specifies a different period. Audit Committee approval will include fee levels for each approved service, including as set forth on Appendix A, and, to the extent a particular service exceeds its corresponding fee level, any additional fees related to an approved service will require separate approval by the Audit Committee. For purposes of the preceding sentence, in the event the independent auditor becomes aware that the corresponding fee level for a particular service is reasonably expected to exceed established amounts by the lesser of 25% or $15,000, the independent auditor shall advise the Audit Committee and the additional fees shall be promptly submitted to the Audit Committee for approval. For all other additional fees in excess of an approved fee level, the Audit Committee may approve such additional fees after the performance of the corresponding service and prior to payment of the invoice for such services.

D. Delegation:

The Audit Committee hereby delegates pre-approval authority, such that any two of its members may pre-approve permissible services. Members who exercise this authority shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting. However, where the service proposed by the independent accountant relates to the Company’s internal control over financial reporting, the full Audit Committee must specifically consider, in advance, each proposed service and evaluate whether provision of that service would impair the accountant’s independence. Moreover, the full Audit Committee must specifically approve, in advance, any proposed change in nature, scope or extent of the internal control-related service. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent accountant to management.

E. Monitoring and Reporting:

The Audit Committee will be informed on a quarterly basis of the services rendered by, including the fees of, the independent accountant in the previous quarter and on a cumulative basis for the fiscal year.

Effective Date and Term:  Procedures are in effect as of date approved by the Audit Committee.

Appendix A

Annual Approval — Audit Services for Fiscal Year 200X

Audit Services consist of (1) the “annual Audit services engagement” and (2) “other Audit services”, which are those services that only the independent accountant reasonably can provide.

The Audit Committee annually approves the terms and fees for the annual Audit services engagement and, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Company structure or other matters.

Other Audit services may be pre-approved annually, if known, or may be specifically approved on an as-needed basis.

Dated:          , 200X

Service	Range of Fees

Statutory audits or financial audits for subsidiaries or affiliates of the Company
Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters, consents), and assistance in responding to SEC comment letters

Consultations by the Company’s management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard setting bodies (Note: Under SEC rules, some consultations may be “audit-related” services rather than “audit” services)

Annual Approval — Audit-Related Services for Fiscal Year 200X

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements and are traditionally performed by the independent accountant.

Dated:          , 200X

Service	Range of Fees

Due diligence services pertaining to potential business acquisitions/dispositions
Financial statement audits of employee benefit plans
Agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters
Internal control reviews and assistance with internal control reporting requirements*
Consultations by the Company’s management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be “audit” services rather than “audit-related” services)

Access to EY’s Accounting Literature electronic tool
Attest services not required by statute or regulation

*	The full Audit Committee must specifically consider, in advance, each proposed service to the Company’s relating to internal control over financial reporting and evaluate whether provision of that service would impair the accountant’s independence. Moreover, the full Audit Committee must specifically approve, in advance, any proposed change in nature, scope or extent of the internal control-related service.

Annual Approval — Tax Services for Fiscal Year 200X

All Tax services involving large and complex transactions must be separately pre-approved by the Audit Committee.

It is prohibited to retain the independent accountant in connection with marketing, planning or opining in favor of the tax treatment of a transaction that is a Confidential Transaction; or an Aggressive Tax Position Transaction, that is, was initially recommended, directly or indirectly, by the independent accountant and a significant purpose of which may be tax avoidance, unless the proposed tax treatment is at least more likely than not to be allowable under applicable tax laws.

The independent accountant shall not be retained to provide any tax services for a person with oversight responsibility over any material component of the Company’s financial statements, except services for persons newly acquiring oversight responsibility and where the services were in process before the employment change and will be completed within 180 days. Tax services for members of the Board of Directors are not prohibited.

Dated:          , 200X

Service	Range of Fees

U.S. federal, state and local tax planning and advice*
U.S. federal, state and local tax compliance*
International tax planning and advice*
International tax compliance*
Review of federal, state, local and international income, franchise, and other tax returns*
Licensing [or purchase] of income tax preparation software* from the independent accountant, provided the functionality is limited** to preparation of tax returns

*	Excludes persons with financial reporting oversight responsibilities.

**	If the software performs additional functions, each function must be evaluated separately for its potential impact on the accountant’s independence.

Annual Approval — Other Services for Fiscal Year 200X

Other permissible non-audit services, not included in classes discussed above, and set forth in the table below are pre-approved.

Dated:          , 200X

Service	Range of Fees

Prohibited Non-Audit Services

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client*

•	Financial information systems design and implementation*

•	Appraisal or valuation services, fairness opinions or contribution-in-kind reports*

•	Actuarial services*

•	Internal audit outsourcing services*

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser or investment banking services

•	Legal services

•	Expert services unrelated to the audit

In addition, services or products provided under a contingent fee or commission, received directly or indirectly, are prohibited.

*	Provision of these non-audit services is permitted if it is reasonable to conclude that the results of these services will not be subject to audit procedures. Materiality is not an appropriate basis upon which to overcome the rebuttable presumption that prohibited services will be subject to audit procedures because determining materiality is itself a matter of audit judgment.

Appendix B
Engagement of Independent Accountant

Specific Pre-approval Form

Date of Request
Requestor
Type of request:	__New engagement
__Change in scope
__Increase in fee (approval required in accordance with Section II.C)
Business/functional Unit Service to be performed	Choose one:
__Audit
__Audit-related
__Tax services
__Other
Term
Estimated cost
Describe engagement
Is this a prohibited service?	__Yes
(see below)	__No
Does this engagement impair	__Yes
the independence of the IA?	__No
Decision	__Approved
__Denied
Decision-makers (requires 2)	1. ____________
2. ____________
Decision relayed to BU/Function	On______________
By______________

Prohibited Services:

•	Bookkeeping or other services related to the accounting records or financial statements subject to audit

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing

•	Management function

•	Human resources

•	Broker-dealer, investment advisor or investment banking services

•	Legal services

•	Expert services unrelated to the audit

In addition, services or products provided under a contingent fee or commission, received directly or indirectly, are prohibited.

*	Provision of these non-audit services is permitted if it is reasonable to conclude that the results of these services will not be subject to audit procedures. Materiality is not an appropriate basis upon which to overcome the rebuttable presumption that prohibited services will be subject to audit procedures because determining materiality is itself a matter of audit judgment.

Date: Approved 11/7/06

Votes must be indicated (x) in Black or Blue ink. SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. Please Mark Here for Address Change or Comments SEE REVERSE SIDE THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RE-ELECTION OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS RECOMMENDS A NOMINEES LISTED BELOW. VOTE “FOR” PROPOSAL 2. FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN 1. Re-election of Directors 2. Approve the selection of Ernst & Young LLP as independent registered public accounting 1a. Keith E. Bailey firm for 2008. FOR AGAINST ABSTAIN The signer hereby revokes all proxies heretofore given by the signer to vote at 1b. Ralph A. Hill said meeting or any adjournment thereof. Signature Signature Date Note: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. FOLD AND DETACH HERE

APCO ARGENTINA INC. PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY FOR ANNUAL GENERAL MEETING OF SHAREHOLDERS — JULY 14, 2008 The undersigned shareholder of Apco Argentina Inc. hereby appoints THOMAS BUENO, RALPH A. HILL, WILLIAM H. GAULT, and BRIAN K. SHORE jointly and severally with full power of substitution, as proxies to represent and vote all of the ordinary shares the undersigned is entitled to vote at the annual general meeting of shareholders of Apco Argentina Inc. to be held on July 14, 2008, and at any and all adjournments thereof, on all matters coming before said meeting. You are encouraged to specify your choices by marking the appropriate boxes. SEE REVERSE SIDE, but you need not mark any boxes if you wish to vote in accordance with the board of directors’ and audit committee’s recommendations. The proxy cannot be voted unless you sign, date, and return this card. THIS PROXY, WHEN PROPERLY EXECUTED AND TIMELY RETURNED, WILL BE VOTED AS INDICATED. IF NO VOTING DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1 AND 2, AND, IN THE DISCRETION OF THE PROXY HOLDERS, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND AT ANY ADJOURNMENT THEREOF. (Continued and to be marked, dated and signed, on the other side) Address Change/Comments (Mark the corresponding box on the reverse side) FOLD AND DETACH HERE